UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2013

ARISTA POWER, INC.
(Exact name of registrant as specified in its charter)

New York	000-53510	16-1610794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Mt. Read Boulevard, Rochester, New York	14615
(Address of principal executive offices)	(Zip Code)

(585) 243-4040
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry in a Material Definitive Agreement

On September 11, 2013, Arista Power, Inc. (“Arista Power”) entered into a contract with General Technical Services LLC to continue the development of a new Intelligent Scalable Micro-Grid for the U.S. Army.  Arista Power will be paid $625,000 during the term of the contract, which is expected to be five to nine months.  Arista Power is developing the Intelligent Scalable Micro-Grid under the guidance of the U.S. Army Communications-Electronics Research, Development and Engineering Center (“CERDEC”).

Item 8.01    Other Events

On September 17, 2013, Arista Power issued a press release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

(d)           Exhibits

Exhibit Number	Description

99.1	Press Release issued September 17, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARISTA POWER, INC.

By:	/s/ William A. Schmitz
Name: William A. Schmitz
Title: Chief Executive Officer
Dated: September 17, 2013

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued September 17, 2013.

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